UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2010

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Shareholders’ Meeting of Wal-Mart Stores, Inc. (the “Company”) was held on June 4, 2010 in Fayetteville, Arkansas. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Company’s proxy statement dated April 19, 2010. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Aida M. Alvarez	3,071,671,694	20,312,586	2,193,392	240,238,188
James W. Breyer	3,071,304,852	20,637,629	2,235,191	240,238,188
M. Michele Burns	3,045,272,313	46,708,239	2,197,120	240,238,188
James I. Cash Jr.	3,070,909,905	21,032,099	2,235,668	240,238,188
Roger C. Corbett	3,070,737,592	21,208,126	2,231,954	240,238,188
Douglas N. Daft	2,782,416,401	309,227,843	2,533,428	240,238,188
Michael T. Duke	3,066,119,479	25,918,861	2,139,332	240,238,188
Gregory B. Penner	3,057,825,311	33,741,094	2,611,267	240,238,188
Steven S Reinemund	3,059,353,277	32,508,097	2,316,298	240,238,188
H. Lee Scott, Jr.	3,059,199,454	32,934,724	2,043,494	240,238,188
Arne M. Sorenson	3,019,740,599	71,890,714	2,546,359	240,238,188
Jim C. Walton	3,060,095,325	32,077,321	2,005,026	240,238,188
S. Robson Walton	3,059,647,548	32,534,624	1,995,500	240,238,188
Christopher J. Williams	3,070,813,825	21,066,313	2,297,534	240,238,188
Linda S. Wolf	2,695,630,799	395,038,025	3,508,848	240,238,188

Company Proposals

Ratification of Independent Accountants. The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2011. The votes on this proposal were as follows:

For	Against	Abstain
3,313,758,053	17,554,373	3,103,434

There were no broker non-votes with respect to this proposal.

Stock Incentive Plan of 2010. The Company’s shareholders voted upon and approved the Wal-Mart Stores, Inc. Stock Incentive Plan of 2010. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,686,752,629	402,315,793	5,109,250	240,238,188

ASDA Limited Sharesave Plan 2000. The Company’s shareholders voted upon and approved amendments to the ASDA Limited Sharesave Plan 2000. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,935,783,738	153,850,307	4,543,627	240,238,188

Shareholder Proposals

The Company’s shareholders voted upon and rejected a shareholder proposal regarding an amendment to the Company’s equal employment opportunity policy to explicitly prohibit discrimination based on gender identity and to implement that amended non-discrimination policy. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
418,301,156	2,454,756,584	221,119,932	240,238,188

The Company’s shareholders voted upon and rejected a shareholder proposal regarding a policy requiring an advisory shareholder vote on executive compensation at each annual shareholders’ meeting. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
607,714,208	2,450,387,113	36,076,351	240,238,188

The Company’s shareholders voted upon and rejected a shareholder proposal regarding preparing a report on the Company’s political contributions. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
418,959,605	2,429,397,412	245,820,655	240,238,188

The Company’s shareholders voted upon and rejected a shareholder proposal regarding shareholders being permitted to call special shareholders’ meetings. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
666,998,381	2,422,237,037	4,942,254	240,238,188

The Company’s shareholders voted upon and rejected a shareholder proposal regarding controlled-atmosphere killing of poultry by the Company’s suppliers. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
39,558,278	2,806,284,523	248,334,871	240,238,188

The Company’s shareholders voted upon and rejected a shareholder proposal regarding preparing a report on the Company’s lobbying priorities. The votes on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
65,438,533	2,789,742,918	238,996,221	240,238,188

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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